                                                                   Exhibit 10.17

                         SERIES A PREFERRED SHAREHOLDER
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 13,
                                               ---------
1999, by and between NET2PHONE, INC., a Delaware corporation (the "Company"),
                                                                   -------
and each of the investors listed on Schedule A hereto (the "Series A
                                                            --------
Investors").

          WHEREAS, the Company will issue and sell to the Series A Investors shares of Series A Convertible Preferred Stock of the Company, par value $.01 per share (the "Series A Preferred"), and Warrants (the `Warrants") to purchase
                ------------------                       --------
shares of Common Stock of the Company, par value $.01 per share (the "Common
                                                                      ------
Stock"), pursuant to various Series A Preferred Subscription Agreements, each
-----
dated as of May 13, 1999, between the Company and one of the Series A Investors (together, the "Series A Subscription Agreements"); and
                --------------------------------

          WHEREAS, it is a condition to the Series A Investors' execution of the Series A Subscription Agreements that the Company grant the registration rights set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.  Definitions.  For the purposes of this Agreement:
    -----------
(a)  The term "Affiliate" means, with respect to any person or entity, any other
               ---------
person or entity directly or indirectly controlling, controlled by or under common control with the first such person or entity.

(b)  The term "Closing Date" means the date of the Closing, as such term is
               ------------
defined in the Series A Subscription Agreement.

(c)  The term "current market value" means the average closing sale price per
               --------------------
share of Common Stock on the Nasdaq National Market (or such other market upon which the Common Stock is listed) over the 10 trading days prior to the date of determination.

(d)  The term "Holder" means a holder of Registrable Securities or, unless the
               ------
context otherwise requires, securities convertible into or exercisable for Registrable Securities.

(e)  The term "Qualifying Public Offering" shall have the meaning assigned to it
               --------------------------
in the Company's Amended and Restated Certificate of Incorporation.

(f)  The terms "register," "registered" and "registration" refer to a
                ---------   ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Act"), and the
                                                             ---
declaration or ordering of effectiveness of such registration statement.

(g)  The term "Lock-Up Termination Date" means that date that is 180 days
               ------------------------
following the date upon which the registration statement relating to the Company's initial public offering is declared effective.

(h)  The term "Registrable Securities" means the shares of Common Stock issuable
               ----------------------
or issued conversion of the Series A Preferred and upon exercise of the
Warrants by an Holder (collectively, the "Securities") as the same may exist, from time to time; provided, however, that such Securities shall cease to be
                   --------  -------
Registrable Securities when and to the extent that (i) such Securities have been sold pursuant to an effective registration statement under the Act, (ii) such Securities have become eligible for resale pursuant to Rule 144(k) of the Act (or any similar provision then in force) or another provision of Rule 144 of the Act pursuant to which all of such Series A Investor's Securities are immediately eligible for resale or (iii) such Securities have ceased to be outstanding.

(i)  The term "Stockholders Agreement" means that Stockholders Agreement entered
               ----------------------
into as of May 13, 1999, by and among IDT Corporation, a Delaware corporation ("IDT"), Clifford M. Sobel and the Series A Investors.
  ---

2.  Registration Rights.
    -------------------

2.1.  (a)  Registration Upon Demand.  (i)  At any time on or after the earlier
           ------------------------
to occur of (x) the second anniversary of the Closing Date or (y) the Lock-up Termination Date, one or more Holders that in the aggregate beneficially own at least 50% of the Registrable Securities issued or issuable upon the conversion of Series A Preferred or exercise of Warrants may make a demand that the Company effect the registration of all or part of such Holders' Registrable Securities (a "Demand Registration"). Upon receipt of a valid request for a Demand
    -------------------
Registration, the Company shall promptly, and in any event no later than 15 days after such receipt, notify all other Holders of the making of such demand and shall use its best efforts to register under the Act as expeditiously as may be practicable the Registrable Securities that Holders have requested the Company to register in accordance with this Section 2.1. Notwithstanding the foregoing, the Company shall not be required to effect any registration if the Registrable Securities that the Company shall have been requested to register shall, in the aggregate, have a current market value of less than $5,000,000. The Holders shall have the right to one Demand Registration pursuant to this Section 2.1(a)(i). Notwithstanding Section 2.1(a)(ii), if any registration demand is made by Holders beneficially owning 50% or more of the Registrable Securities, and no Demand Registration has been made prior to such time, then such registration demand shall be treated for purposes of this Agreement as a Demand Registration, regardless of the registration form used (including Form S-3).

(ii) Notwithstanding Section 2.1(a)(i) hereof, and in addition to the rights granted under Section 2.1(a)(i) hereof, at any time after the Company becomes eligible to register its securities on Form S-3 (or any successor form), one or more holders that in the aggregate beneficially own at least 20% of the Registrable Securities may make a demand that the Company effect the registration of all or part of such Holders' Registrable Securities (an "S-3
                                                                         ---
Demand Registration"). Upon receipt of a valid request for an S-3 Demand
------ ------------
Registration, the Company
shall promptly, in and any event no later than 15 days after such receipt, notify all other Holders of the making of such demand and shall use its best efforts to register under the Act as expeditiously as may be practicable the Registrable Securities which Holders have requested the Company to register in accordance with this Section 2.1. Notwithstanding the foregoing, the Company shall not be required to effect any registration if the Registrable Securities that the Company shall have been requested to register shall, in the aggregate, have a current market value of less than $1,000,000. The Holders shall have the right to two S-3 Demand Registrations pursuant to this Section 2.1(a)(ii).

(b)  Effective Registration Statement.  A registration requested pursuant to
     --------------------------------
Section 2.1(a) hereof shall not be deemed to have been effected (i) if a registration statement with respect thereto has not been declared effective by the Securities and Exchange Commission ("SEC"), (ii) if after it has become
                                         ---
effective, such registration is materially interfered with by any stop order, injunction or similar order or requirement of the SEC or other governmental agency or court for any reason not attributable to any of the Holders and has not thereafter become effective, or (iii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of a Holder.

2.2.  "Piggy-Back" Registration.  (a)  If the Company proposes to register any
       ------------------------
securities under the Act in connection with any offering of its securities (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation), whether or not for its own account, the Company shall furnish promptly, and in any event not less than 15 days in advance, written notice to the Holders of its intention to effect such registration and the intended method of distribution in connection therewith. Upon the written request of a Holder made to the Company within 15 days after the receipt of such notice by the Company, the Company shall include in such registration the requested number of the Holder's Registrable Securities (a "Piggy-Back Registration"). If a Holder decides not to include all of its
 -----------------------
Registrable Securities in any registration statement thereafter filed by the Company, the Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its Common Stock and any other securities, all upon the terms and conditions set forth herein.

(b) Nothing in this Section 2.2 shall create any liability on the part of the Company or any other person to the Holders if the Company, for any reason, decides not to file a registration statement proposed to be filed pursuant to
Section 2.2(a) or to withdraw such registration statement subsequent to its filing (except for the Company's obligation to pay the expenses in connection therewith as provided in Section 2.6), regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice under Section 2.2(a) or otherwise.

(c) Notwithstanding anything to the contrary contained herein, the registration rights set forth in this Section 2.2 shall not apply to the registration statement on Form S-1 filed by the Company in connection with the Qualifying Public Offering.

2.3.  Blackout Periods for Holders.  If the board of directors of the Company
      ----------------------------
determines in good faith that the registration and distribution of Registrable Securities (or the use of a registration statement or related prospectus) would be materially detrimental to the Company or its shareholders and therefore the board of directors determines that it is in the Company's best interest to defer the filing, and promptly gives the Holders written notice of such determination in the form of a certificate signed by an executive officer of the Company following their request to register any Registrable Securities pursuant to
Section 2.1, the Company shall be entitled to postpone the filing of the registration statement otherwise required to be prepared and filed by the Company pursuant to Section 2.1 hereof for a reasonable period of time, but not to exceed 90 days (a "Demand Blackout Period") after the date of such request.
                      ----------------------
The Company shall promptly notify each holder of the expiration or earlier termination of any Demand Blackout Period.

2.4.  Obligations of the Company.  Whenever the Company is required to effect
      --------------------------
the registration of any Registrable Securities under this Section 2, the Company shall, at its expense and as expeditiously as may be practicable:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, use reasonable efforts to keep such registration statement effective for ninety (90) days.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of applicable law with respect to the disposition of all of the Registrable Securities covered by such registration statement.

(c) Furnish to the Holders of Registrable Securities registering such securities such numbers of copies of a prospectus, including a preliminary prospectus (in the event of an underwritten offering), in conformity with the requirements of applicable law, and such other documents as each such Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

(d) Use best efforts to register and qualify the securities covered by such registration statement under state blue sky laws in any U.S. jurisdictions in which such registration and qualification is reasonably requested by any Holder; provided, that the Company shall not be required in connection therewith or as a
--------
condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form and substance as agreed to by the Company and the managing underwriter of such offering.

(f) Promptly notify the Holders in writing: (i) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to the registration statement or related prospectus or any written request by the SEC for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or prospectus or any amendment or supplement thereto or the initiation of any proceedings by any person for that purpose, and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of any Registrable Securities for sale in any jurisdiction or the initiation or overt threat of any proceeding for such purpose.

(g) Notify the Holders in writing on a timely basis, at any time when a prospectus relating to such Registrable Securities is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(h) Furnish, at the request of any Holder participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as if customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in the registration, addressed to the underwriters, if any, and to the Holders participating in the registration of Registrable Securities and (ii) a "Cold Comfort" letter dated as
                                                   ---- -------
of such date, from the independent certified public accountants to the underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders participating in the registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders participating in the registration of Registrable Securities.

(i) Use best efforts to cause the transfer agent to remove restrictive legends on certificates representing the securities covered by such registration statement, as the Company determines to be appropriate, upon advice of counsel.

(j) Use best efforts to list such Registrable Securities on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Securities for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. ("NASD").
                                          ----

(k) Prepare and file with the SEC, promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders, is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders.

(l) Make available for inspection by any Holder of such Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial
                                          ----------
and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them
                    -------
to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in
              -----------
connection with such registration statement. Any of the Information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless
(i) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (ii) such Information has been made generally available to the public or (iii) as necessary to enforce a Holder's rights under this Agreement. The Holder of Registrable Securities, agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential and the Inspectors shall not disclose such Information until such action is determined.

(m) Provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Securities.

(n) Use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities pursuant to the terms contemplated hereby.

2.5.  Furnish Information.
      -------------------
(a) It shall be a condition precedent to the obligation of the Company to include any Registrable Securities of any Holder in a registration statement pursuant to this Section 2 that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, any other securities of the Company held by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of the Registrable Securities held by such Holder. Any such information shall be provided to the Company within any reasonable time period requested by the Company.

(b) Each Holder shall notify the Company, at any time when a prospectus is required to be delivered under applicable law, of the happening of any event as a result of which the prospectus included in the applicable registration statement, as then in effect, in each case only with respect to information provided by such Holder, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Such Holder shall immediately upon the happening of any such event cease using such prospectus. Any other Holders shall cease using such prospectus immediately upon receipt of notice from the Company to that effect. If so requested by the Company, each Holder shall promptly return to the Company any copies of any prospectus in its possession (other than one permanent file copy) that contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

2.6.  Expenses of Registration.  The Company shall bear and pay all reasonable
      ------------------------
expenses incurred in connection with any registration, filing or qualification of Registrable Securities pursuant to Section 2.1 or Section 2.2 including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, but excluding underwriting discounts and commissions relating to the Registrable Securities. The Company also shall be required to pay and bear the legal fees of one counsel for the Holders in an amount not to exceed $25,000 in connection with any registration.

2.7.  Underwriting Requirements.  In connection with any underwritten offering
      -------------------------
of a Holder's Registrable Securities, the Company shall not be required under
Section 2.4 to register any of such Registrable Securities in connection with such underwritten offering unless the Holder accepts the underwriters selected by the Company and then only in such quantity as the lead managing underwriter determines, in its good faith discretion, will not jeopardize the success of the offering by the Company. To the extent that the lead managing underwriter will not permit the registration of all of the Registrable Securities sought to be registered, in the case of a registration pursuant to Section 2.1 or 2.2, the Registrable Securities to be included shall be apportioned among the Holders on a pro rata basis (based on the number of shares of Common Stock proposed to be registered by each), first among the Holders of Registrable Securities to be registered pursuant to Section 2.1, and thereafter among the Holders of Registrable Securities to be registered pursuant to Section 2.2; provided,
                                                                 --------
however, that the right of the underwriters to exclude Registrable Securities
-------
from the registration and underwriting as described above shall be restricted such that all shares that are not Registrable Securities and all shares that are held by persons who are employees or directors of the Company (or any subsidiary of the Company) shall first be excluded from such registration and underwriting before any Registrable Securities are so excluded. Notwithstanding the foregoing, the Holders' Registrable Securities shall in no event be reduced to less than one-third of the total number of shares of Common Stock to be registered in connection with a Piggyback Registration. Those Registrable Securities and other securities that are excluded from the underwriting by reason of the managing underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration and shall be withheld from the market by the Holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines necessary to effect the underwritten public offering. No Holder of Registrable Securities shall be entitled to participate in an underwritten offering unless such Holder enters into, and performs its obligations under, one or more underwriting agreements and any related agreements and documents (including an escrow agreement and/or a power of attorney with respect to the disposition of the Registrable Securities), in the form that such Holder shall agree to with the lead managing underwriter of the transaction. If any Holder disapproves of the terms of any underwriting, it may elect, prior to the execution of any underwriting agreement, to withdraw therefrom by written notice to the Company and the lead managing underwriter. Any Registrable Securities so withdrawn from an underwriting by such Holder shall be withdrawn from such registration and shall not be transferred in a public distribution prior to 180 days following the effective date of the registration statement relating thereto.

2.8.  Delay of Registration.  No Holder shall have any right to obtain or seek
      ---------------------
an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.9.  Indemnification.  In the event any Registrable Securities are included in
      ---------------
a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and their respective directors, officers, partners, employees,
 --------
legal counsel and affiliates (each, an "Indemnified Person"), against any
                                        ------------------
losses, claims, damages, or liabilities joint or several) to which they may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (collectively, a "Violation") (i) any untrue statement or alleged untrue statement of a material
 ---------
fact contained in such registration statement, including any final prospectus contained therein or any amendments or supplements thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law in connection with the offering covered by any registration statement; and the Company will pay to each Indemnified Person any reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the
                                                             --------
indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in strict conformity with written information furnished by a Holder expressly for use in connection with such registration or is caused by any failure by the Holder to deliver a prospectus or preliminary prospectus (or amendment or supplement thereto) as and when required under the Act after such prospectus has been timely furnished by the Company.

(b) To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, and
each person, if any, who controls the Company within the meaning of the Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims,
                        ------------------
damages or liabilities (joint or several) to which any of the foregoing persons may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation is caused by (x) any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to the Company by the Holder specifically and expressly for use in any such registration statement or prospectus but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof or (y) any failure by the Holder to deliver a prospectus or preliminary prospectus (or amendment or supplement thereto) as and when required under the Securities Act after such prospectus has been timely filed by the Company. Such Holder will pay any reasonable legal or other expenses incurred by any Indemnified Person pursuant to this Section 2.9(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity
                                                   --------
agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any
                              --------  -------
indemnity under this Section 2.9(b) exceed the net proceeds from the offering received by such Holder upon its sale of Registrable Securities included in the registration statement.

(c) Promptly after receipt by an Indemnified Person under this Section 2.9 of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided that an Indemnified Person
                                          --------
(together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such Indemnified Person by the counsel retained by the indemnifying party would be inappropriate (in the opinion of the Indemnified Person) due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnified Person under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any Indemnified Person otherwise than under this
Section 2.9; provided, that in no event shall any indemnity under this Section 2.9(b) exceed the net proceeds from the offering received by such Holder upon its sale of Registrable Securities included in the registration statement.

(d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such Indemnified Person thereunder, agrees to contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Person on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the Indemnified Person shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          No person found guilty of fraudulent misrepresentation (within the meaning of the Section 11(f) of the Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company and the Holders under this Section 2.9 shall survive the completion of any offering of Registrable Securities under a registration statement pursuant to this Section 2.

2.10.  Assignment of Registration Rights.  The rights to cause the Company to
       ---------------------------------
register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a permitted transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, affiliate, beneficial owner, member or retired member of a Holder, or (b) is a Holder's family member or trust for the benefit of an individual Holder; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.11.  Limitation on Subsequent Registration Rights.  After the date of this
       --------------------------------------------
Agreement, the Company shall not, without the prior written consent of Holders owning in the aggregate sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

2.12.  Rule 144 Reporting:  With a view to making available to the Holders the
        ------------------
benefits of certain rules and regulations of the SEC that permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the 1934 Act; and

(c) So long as a Holder owns any Registrable Securities, furnish such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Act, and of the 1934 Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

3.  Miscellaneous.
    -------------

3.1.  Successors and Assigns.  The provisions of this Agreement shall inure to
      ----------------------
the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto, except that the Company may not assign any of its obligations hereunder without the consent of Holders owning in the aggregate 66-2/3% of the outstanding Registrable Securities. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. Nothing contained herein shall be construed as permitting any transfer of any securities of the Company in violation of any applicable law or agreement.

3.2.  Governing Law.  This Agreement shall be governed by and construed in
      -------------
accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof. Each of the Series A Investors and the Company hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Series A Investors and the Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

3.3.  Counterparts.  This Agreement may be executed in counterparts, each of
      ------------
which shall be deemed an original, and all of which together shall constitute one and the same instrument.

3.4.  Captions and Headings.  The captions and headings used in this Agreement
      ---------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5.  Notices.  Unless otherwise provided, any notice or other communication
      -------
required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective upon (i) personal or facsimile delivery to the party to be notified, (ii) one business day after deposit with an internationally recognized courier service, delivery fees prepaid, or (iii) three business days after deposit with the U.S. mail, return-receipt requested, postage prepaid, and in each case, addressed to the party to be notified at the following respective addresses, or at such other addresses as may be designated by written notice; provided that any notice of change of address shall be deemed effective only
--------
upon receipt.

        If to the Company:              Net2Phone, Inc.
                                        171 Main Street
                                        Hackensack, NJ  07601
                                        Attn:  Ilan Slasky
                                        Fax:  201-907-5351

        with a copy to:                 IDT Corporation
                                        190 Main Street
                                        Hackensack, NJ  07601
                                        Attn:  Chief Financial Officer
                                        Fax:  201-928-2952

        and a copy to:                  Morrison & Foerster LLP
                                        1290 Avenue of the Americas
                                        New York, NY  10104
                                        Attn:  Ira Greenstein
                                        Fax:  (212) 468-7900

        If to the Series A Investors:   Notice shall be sent to the person
                                        and address indicated on signature
                                        page hereof.

        with a copy to:                 Cooley Godward LLP
                                        Five Palo Alto Square
                                        3000 El Camino Road
                                        Palo Alto, CA  94306-2155
                                        Attn:  Eric Jensen
                                        Fax:  650-857-0663

        and a copy to:                  Paul, Hastings, Janofsky & Walker, LLP
                                        555 South Flower Street, 23rd Floor
                                        Los Angeles, CA  90071
                                        Attn:  Siobhan McBreen Burke
                                        Fax:  213-627-0705

        and a copy to:                  NBC Multimedia, Inc.
                                        c/o National Broadcasting Company
                                        30 Rockefeller Plaza
                                        New York, New York  10012
                                        Attn:  Vice President, Law, Corporate
                                        Transactions Group
                                        Fax:  (212) 977-7165

3.6.  Amendments and Waivers.  The provisions of this Agreement, including the
      ----------------------
provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained written consent of Holders owning in the aggregate 66-2/3% of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided, however,
                                                          --------  -------
that no amendment, modification, supplement, waiver or consent to the departure with respect to the provisions of Section 2 hereof shall be effective as against any person unless consented to in writing by such person.

3.7.  Severability.  If one or more provisions of this Agreement are held to be
      ------------
unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.8.  Entire Agreement.  This Agreement (including the Schedule attached hereto)
      ----------------
contains the entire understanding of the parties hereto with respect to the subject matter contained herein, and supersedes and cancels all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter. There are no restrictions, promises, representations, warranties, agreements or undertakings of any party hereto with respect to the matters contemplated hereby, other than those set forth herein or made hereunder.

3.9.  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A
      --------------------
JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SERIES A PREFERRED, THE WARRANTS OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS
SECTION 3.9 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

          IN WITNESS WHEREOF, the Series A Investor has executed this Agreement on the day and year first above written.


NET2PHONE, INC.                     SERIES A INVESTOR:


By: /s/ Howard Balter                   By:
    ___________________________            ___________________________________
    Name:   Howard Balter                  Name:
    Title:  Chief Executive Officer        Title:
                                           Name: _____________________________
                                           Address:___________________________
                                           Title:_____________________________
                                           Telephone No.______________________
                                           Fax No.____________________________
                                           Date:______________________________

                                  SCHEDULE A

                                        Subscription         Shares of
            Investor                       Amount           Preferred A      Warrants
            --------                    -------------       -----------      --------
Softbank Technology Ventures IV, L.P.    $14,718,000         1,471,800        29,436

Softbank Technology Advisors Fund L.P.   $   282,000            28,200           564

GE Capital Equity Investments, Inc.      $ 7,500,000           750,000        15,000

American Online, Inc.                    $ 7,500,000           750,000        15,000

Hambrecht & Quist Individuals

   Timothy Baughman                      $    20,000             2,000             0

   Daniel Rimer                          $    20,000             2,000             0

   David Golden                          $    15,000             1,500             0

   Mark Zanoli                           $    15,000             1,500             0

   Daniel H. Case III                    $    10,000             1,000             0

   Norman Colbert                        $     5,000               500             0

Hambrecht & Quist Entities

   Hambrecht & Quist California          $    78,750             7,875             0

   Hambrecht & Quist Employee            $    37,500             3,750             0

   Venture Fund, L.P. II

   Access Technology Partners, L.P.      $   790,000            79,000             0

   Access Technology Partners Brokers    $     8,750               875             0
   Fund, L.P.

ABS Employee's Venture Fund Limited      $   400,000            40,000             0
   Partnership